Fees Summary	Dec. 23, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 23,657.35
Total Fee Amount	94,645.07
Total Transaction Valuation	685,337,206.50
Total Offset Amount	0.00
Net Fee	$ 70,987.72